UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act 1934

Date of Report (date of earliest event reported): July 8, 2011

QKL STORES INC.
(Exact name of registrant as specified in charter)

Delaware	033-10893	75-2180652
(State of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

4 Nanreyuan Street
Dongfeng Road
Sartu District
163300 Daqing, PRC

(Address Of Principal Executive Offices) (Zip Code)

(011) 86-459-460-7825
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, is Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01. CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT.

On July 8, 2011, QKL Stores Inc. (the “Company”) dismissed BDO China Li Xin Da Hua CPA Co., Ltd. (“BDO Li Xin”) in Shenzhen, Guangdong, PRC as its independent registered public accountant. The Company was notified that the personnel of Division Four of BDO Li Xin had joined BDO China Shu Lun Pan Certified Public Accountants LLP (“BDO Shu Lun Pan”), another BDO International Member Firm headquartered in Shanghai, PRC, effective June 30, 2011.

In order to retain its existing audit team and minimize the disruption, the Company appointed BDO Shu Lun Pan to serve as the independent registered public accountant of the Company as of July 8, 2011 and perform the audit for the fiscal year ended December 31, 2011. The decision to dismiss BDO Li Xin and engage BDO Shu Lun Pan was unanimously approved by the Company’s Board of Directors and Audit Committee.

The audit reports of BDO Li Xin regarding the Company’s financial statements as of and for the fiscal years ended December 31, 2010 and 2009 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

In connection with the audits of the Company’s financial statement for the fiscal years ended December 31, 2010 and 2009 and through the date of this current report, there were (i) no disagreements between the Company and BDO Li Xin on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of BDO Li Xin, would have caused BDO Li Xin to make reference to the subject matter of the disagreements in connection with its reports, and (ii) no events of the type listed in paragraphs (A) through (D) of Item 304(a)(1)(v) of Regulation S-K.

During the Company’s two most recent fiscal years ended December 31, 2010 and 2009 and through the subsequent interim period to June 30, 2011, the Company did not consult BDO Shu Lun Pan with respect to (i) the application of accounting principles to a specified transaction, either completed or proposed; or (ii) the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and neither a written report nor oral advice was provided to the Company that BDO Shu Lun Pan concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (iii) any matter that was the subject of either a disagreement as defined in Item 304(a)(1)(iv) of Regulation S-K or a reportable event as described in Item 304(a)(1)(v) of Regulation S-K.

The Company provided BDO Li Xin with a copy of this disclosure on July 12, 2011, providing BDO Li Xin with the opportunity to furnish the Company with a letter addressed to the Securities and Exchange Commission (the “SEC”) containing any new information, clarification of the Company's expression of its views, or the respect in which BDO Li Xin does not agree with the statements contained herein.  A letter from BDO Li Xin dated July 12, 2011 is attached hereto as Exhibit 16.1.

ITEM 8.01                      OTHER EVENTS.

On July 13, 2011, the Company issued a press release announcing the dismissal of BDO Li Xin and the appointment of BDO Shu Lun Pan.  A copy of the press release is furnished as Exhibit 99.1 hereto.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

Exhibit	Description
16.1	Letter from BDO Li Xin to the SEC dated July 12, 2011.
99.1	Press release dated July 13, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QKL STORES INC.

By:	/s/ Zhuangyi Wang
Name: Zhuangyi Wang
Title: Chief Executive Officer

Date: July 12, 2011

EXHIBIT INDEX

Exhibit	Description
16.1	Letter from BDO Li Xin to the U.S. Securities and Exchange Commission dated July 12, 2011.
99.1	Press release dated July 13, 2011